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March 28, 2003

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention: F. Allen Maulsby


         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement"), by and between the Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Owner") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         Effective Date of Reconstitution: March 28, 2003

         Cut-Off Date: March 1, 2003

         New Owner: JPMorgan Chase Bank, as trustee for the Structured Asset Securities Corporation, Series 2003-9A Certificateholders

         Master Servicer:  Aurora Loan Services Inc.

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         Notwithstanding anything to the contrary in the Servicing Agreement, the Servicer shall provide the Annual Statement as to Compliance and the Annual Independent Public Accountants' Servicing Report, as described in Section 6.04 and Section 6.05 of the Servicing Agreement, on or before the last day of February of each year, beginning with February 28, 2004.


















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         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-9A (the "Trust Fund,") no later than February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or JPMorgan Chase Bank (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit A hereto.



                      [Signature Page Immediately Follows]




























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                                             LEHMAN BROTHERS BANK, FSB, as Owner


                                                 By:____________________________
                                                 Name:  Gary Taylor
                                                 Title: Vice President

Acknowledged by:

COLONIAL SAVINGS, F.A.,
as Servicer


By:_______________________________
Name:
Title:

































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                                    EXHIBIT A


Structured Asset Securities Corporation
745 7th Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-9A
         -----------------------------------------------------------------------

Reference is made to the Transfer Notice, dated as of March 28, 2003 (the "Notice"), by and among Lehman Brothers Bank, FSB, as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to JPMorgan Chase Bank, as trustee (the "Trustee"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and








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5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                                     COLONIAL SAVINGS, F.A.

                                                     Name:  ____________________
                                                     Title: ____________________
                                                     Date:  ____________________























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